TRW Presentation

Philip A. Odeen
Chairman

Credit Suisse First Boston
and Aviation Week
Aerospace & Defense Finance Conference

New York, New York
May 15, 2002

Forward-Looking Statements

This communication contains certain "forward-looking statements" that TRW believes are within the meaning of the Private Securities Litigation Reform Act of 1995. Shareholders should be aware that the preparation of any such forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Further, the Company's results could be affected by the ability to obtain new contract awards; the level of defense funding by the government and the termination of existing government contracts; pricing pressures from customers; moderation or decline in the automobile build rate; changes in consumer debt levels; work stoppages; unanticipated downturn in the financial condition of, or business relationships with customers or suppliers; the ability to reduce the level of outstanding debt from cash flow from operations and the proceeds from asset dispositions; a credit rating downgrade; increase in interest rates; customer recall and warranty claims; product liability and litigation issues; changes to the regulatory environment regarding automotive safety; the introduction of competing products or technology by competitors; the ability to attract and retain skilled employees with high-level technical competencies; the financial results of companies in which we have made technology investments; the availability of funding for research and development; economic, regulatory and political domestic and international conditions; fluctuations in currency exchange rates; and the impact of additional terrorist attacks, which could result in reduced automotive production, disruptions to the transportation system, or significant and prolonged disruption to air travel. In addition, there can be no assurance: (i) that an agreement relating to any investment in the Company, or relating to any sale or other distribution of all or a part of the Company's operating businesses will be reached, or that if an agreement is reached, that the transactions contemplated by such agreement will be consummated; (ii) that the Company will spin off the Automotive business or that such spin-off will be complete by the end of the fourth quarter 2002; (iii) that the Company will be successful in reducing the amount of its indebtedness, or that the methods described for debt reduction will be utilized; (iv) as to the amount by which debt will be reduced; (v) that the Company's strategy will deliver any particular level of value to TRW shareholders; (vi) that defense spending will rise and research, development, test and evaluation budgets will increase; (vii) that the commercial aerospace industry will stabilize; (viii) that North American 2002 light vehicle production will increase from 2001 levels; (ix) that 2002 earnings per share estimates will be met or exceeded; (x) with respect to the expected amounts of the Company's operating cash flows in 2002, that such amounts will be utilized to reduce the amount of the Company's indebtedness; (xi) with respect to the amounts that will be realized, if any, by the Company from divestitures; (xii) with respect to the amount of sales, earnings per share or cash flow that will be realized by the Company in 2002; and (xiii) that the Company's costs will decrease in 2002. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

TRW

TRW Today … Four Businesses

2001 Total Sales = $16.4 Billion

TRW Systems
$3.2 Billion
19%





Space & Electronics
$2.0 Billion
12%

Automotive
$10.1 Billion
62%





Aeronautical Systems
$1.1 Billion
7%

Technology focused, global presence, leading market positions

2001 Operational Accomplishments

Meeting Commitments	• Met or exceeded EPS consensus expectation each quarter • Generated $640M in cash flow
Reduced Debt	• Reduced net debt by nearly $1B (including asset securitization) • Significant pay down of short term debt; maintaining investment grade credit rating
Invigorated Growth	• Record backlog at Space & Electronics and Systems ($8B; ~$13B including priced options) • Key awards in Automotive and Aeronautical Systems
Enhanced Productivity	• Cut Automotive fixed costs by $150M; corporate expenses down $32M • Proactive 16% headcount reduction in Aeronautical Systems
Established Six Sigma	• Trained 1,500 Green Belts and 280 Black Belts • Company-wide roll-out; benefits already evident

Poised to reap benefits from operational initiatives

TRW

2002 — Breakout Year

Q1 Performance

- Operating earnings increased 24%
- EPS increased 20%
- Auto and Defense margins improved
- New contracts
  - SBIRS Low
  - Liquid Booster Target Program
  - Vehicle Stability Control
  - Adaptive Cruise Control

Financial Guidance - 2002



EPS
$3.08[1]
$3.55-3.60
Actual '01
2002E

(1) 2001 is adjusted for FAS 142

- EPS grows by 16-17%
- Debt reduction of $0.5B

  (operating cash flow and non-core asset sales)

On track for excellent 2002 and beyond but further transformational actions needed

TRW

Our Plan to Enhance Value for TRW Shareholders

- Meet/exceed earnings and debt repayment commitments
- Accelerate deleveraging initiatives through asset sales
- Spin-off Automotive into independent, publicly-traded company



Create "pure-play" businesses to deliver superior growth and returns as independent companies
Enhance shareholder value
Capture value against best-in-class industry benchmarks
Capitalize each company to optimize strategic and financial flexibility

Well-developed program to drive deleveraging and separation of Automotive

Executing Our Strategy … Deleveraging Initiatives

Net Debt Reduction Initiatives



$9.4B[1]
$6.4B
$5.8B[2]
$3.8-4.2B[3]
$3.3B
Target Range
Opportunity
Mar-1999
2000
2001
2002E

Deleveraging Opportunities

2002 Operating Cash Flow	$0.2 – 0.3B
Aeronautical Sale Non-Core Asset Sales Auto Equity	$1.7 – 2.2+B
	$1.9 – 2.5+B

- Represents net debt post acquisition of LucasVarity.
- Represents net debt at 31-Dec-2001 of $5.5B plus $0.3B of accounts receivable securitization.
- 2002E net debt includes the effect of proceeds of $1.6 – 2.0B of the deleveraging opportunities.

Deleveraging allows separation into two well-capitalized pure-play companies

TRW

Executing Our Strategy … Spin-Off Automotive


TRW
Automotive
Spin-off
Systems
Space &
Electronics

Action	Completed	2nd Quarter … 4th Quarter
Board Authorization	✓	
Audited Financials	✓	
Submit Tax Rulings	✓	
IRS Review		
SEC Registration		
Shareholder Approval		
Distribute Stock		

On track to complete tax-free spin-off by year-end

TRW Tomorrow … Two Businesses

Systems
Space & Electronics







Automotive



Two independent, pure-play companies created to unlock shareholder value

Creating Two World-Class Pure-Play Leaders

TRW Systems, Space & Electronics	TRW Automotive

TRW Systems, Space & Electronics

- World-class supplier of space, defense, communications and systems products
- Our people - technical leaders and domain experts
- Record backlog ~ $13B
- Capabilities critical to U.S. Defense transformation
- Aligned with the highest growth segments of the DoD budget
- Benefit from Homeland Security programs – upside!
- Indium Phosphide and commercial laser investments

TRW Automotive

- Diversified market leader
- Leading market positions
- Well positioned in fastest growing products and platforms
- Extremely competitive labor costs
- Improving production outlook for North America
- Poised to capture value against Best-in-Class industry benchmarks

Positioned to deliver superior growth and returns as independent companies

TRW

SS&E Balanced Portfolio … Critical Skills and Technologies


Satellite Communications
Avionics
Commercial Businesses
Civil Space
C4ISR
Missile Defense
Space & Electronics
2002 Sales $2.1B
Systems
2002 Sales $3.5B
ICBM
Tactical Systems
Enterprise Management Systems
Information & Technical Services
Civil Systems
Global Information Technology

Key Differentiators:

- Demonstrated system engineering skills
- Broad array of advanced technologies
- World-class software development capability
- Strong program & subcontract management
- Extensive domain knowledge and customer relationships
- Satisfied customers – long-term, excellent program performance on high-end, complex systems
- Readily adaptable to prime or sub role

Complementary businesses

TRW

SS&E — Growth Opportunities Across Key Market Segments

Legacy Markets
- $2.8B revenue in 2001
  - ICBM
  - ISR
  - Federal IT
  - Technical services
  - MilSatCom Payloads
  - Earth/Space Science
  - Military Avionics
  - Advanced Technologies

'01-'06 CAGR ~8%

Expansion Markets
- $2.1B revenue in 2001
  - ISR
  - Homeland Security
  - Missile Defense
  - Battlefield Systems
  - Public Safety Communications
  - Globalization
  - Weather Systems
  - Advanced Technologies

'01-'06 CAGR ~15%

Emerging Markets
- $250M revenue in 2001
  - Pharmaceuticals
  - Media/ Entertainment
  - E-Government
  - Commercial Telecom Products
  - Commercial Lasers

'01-'06 CAGR ~15%

Positioned to grow in key market segments

TRW

Recent Large Program Wins

Advanced EHF (AEHF)



- $1.4B total program value
- DoD likely to buy three more satellites ($1B additional value)
- Strong legacy in digital processing payloads (Milstar)

Space Based Infrared System (SBIRS) Low



- $3.0B total program value
- Personal commitment + decades of performance on ISR systems (DSP, etc.)

Joint Strike Fighter (JSF)



- Expect $850M contract shortly
- Future derivatives, retrofit and FMS sales ($3-5B potential)
- Unmatched CNI capability sought by both competing teams

Ground-Based Midcourse Defense Segment



- $1B+ total program value
- Best-in-class software discrimination algorithms

ICBM Enhancements



- $6B+ total program value through 2013
- Legacy of consistent program performance

Force XXI Battle Command Brigade-and-Below



- $2B total program value
- Real-time wireless interoperability for Army forces

Several large program awards pending

Strongly Aligned with Customer and Budget Priorities

Rumsfeld QDR Priorities	Principal SS&E Capabilities: ISR / Space	Missile Defense	Communications and Connectivity	Homeland Security	Avionics	Rumsfeld Funding Increase '01-'06E [1]
Protect the U.S. Homeland	√	√		√		+47%
Project and Sustain Power	√	√	√		√	+21%
Deny Enemy Sanctuaries	√		√		√	+157%
Protect Information Networks	√		√	√		+28%
Link U.S. Forces Using Information Technology	√		√		√	+125%
Strengthen U.S. Space Capabilities	√		√			+145%

(1) Source: Journal of Foreign Affairs, "Transforming the Military," May/June 2002.

Well-positioned to capitalize on transforming customer priorities

ISR/Space — Strong Legacy/Promising Outlook



LANCE



DSP



Restricted

Current Programs

- Hunter Unmanned Aerial Vehicle
- Diamond
- Trail Blazer
- Guardrail
- High-band Subsystem

Key Future Opportunities

- Restricted
- Trail Blazer
- Space Based Radar
- Aerial Common Sensor
- MOSIAC

Differentiators

- Signal Intelligence
- Electronic intelligence
- Information warfare

Over $10B in key future opportunities

TRW

Missile Defense — Extensive Capabilities



Airborne Laser



Battle Management C3



SBIRS Low

Current Programs

- Ground-based Midcourse Defense Segment
- Joint National Integration Center
- Liquid Booster Target Vehicles
- Space-Based Laser
- Ground-based Lasers

Key Future Opportunities

- Space-Based Systems
- Various Laser Applications

Differentiators

- Discrimination Algorithms
- Advanced Technologies
- Ballistic Missile Domain Knowledge
- High-Energy Laser Systems

National commitment – strong growth

TRW

Communications and Connectivity — Leading Position



AEHF



Milstar



Force XXI
Battle Command

Current Programs

Tactical Operations Centers

Joint Light Bio/Chem Detection Reconnaissance System

Key Future Opportunities

Warrior Information Network

Joint Tactical Radio System

Transformational Communications Technology

Differentiators

Command and Control Product Portfolio

Processed Payloads

Advanced Technologies

Over $5B in key future opportunities

TRW

Homeland Security — Key Enabling Technologies



E-911 Centers



Ohio Multi-Agency Radio Communication System



Fingerprint I.D. for U.K.

Current Programs

- Tactical Automated Security System
- Port Vulnerability Assessments
- Guardian Eagle
- Public Safety Radio
- Airport Security

Opportunities – National Budget Priorities

- Border Security ($10B)
- Bio Terrorism ($6B)
- Aviation Security ($5B)
- First Responders ($3.5B)

Differentiators

- Significant Existing Civil Systems Experience
- Command and Control
- Turnkey Public Safety Center Experience

Significant upside potential

TRW

Avionics — Critical Role



Raptor
F-22



Comanche
RAH-66



JSF
F-35

Products	Future Contract Opportunities	Differentiators
Military Communications, Navigation and Identification Systems for Fighter Aircraft	Full Scale Production of F-22 Production of Comanche Development/Production of F-35	Unique High-End Complex Integrated CNI Waveforms/Systems Superior software development skills

Over $9B in production opportunities

TRW

Creating Two World-Class Pure-Play Leaders

TRW Systems, Space & Electronics

- World-class supplier of space, defense, communications and systems products
- Our people - technical leaders and domain experts
- Record backlog ~ $13B
- Capabilities critical to U.S. Defense transformation
- Aligned with the highest growth segments of the DoD budget
- Benefit from Homeland Security programs – upside!
- Indium Phosphide and commercial laser investments

TRW Automotive

- Customer, geographical, and product diversified
- Leading market positions
- Well positioned in fastest growing products and platforms
- Extremely competitive labor costs
- Improving production outlook for North America
- Poised to capture value against Best-in-Class industry benchmarks

Positioned to deliver superior growth and returns as independent companies

TRW

TRW Automotive

2001 Sales: $10.1 billion
2001 EBITDA[1]: $1,013 million
2001 EBIT[1]: $533 million

Chassis Systems


VALVE
CONTROLLER
LATERAL ACCELEROMETER

2001 Sales: $5.6 billion
% of Total: 55%

- Braking Systems
- Vehicle Dynamic Control Systems
- Steering Systems and Components
- Chassis Modules
- Linkage and Suspension Systems
- Aftermarket Components

Occupant Safety Systems



2001 Sales: $3.0 billion
% of Total: 30%

- Inflatable Restraint Systems
- Seat Belt Systems
- Safety Electronics
- Steering Wheel Systems

Other Automotive



2001 Sales: $1.5 billion
% of Total: 15%

- Engineered Fasteners
- Body Control Systems
- Engine Components

(1) Segment EBIT and EBITDA are post FAS 142.

A leading Tier 1 supplier focused on safety products

TRW

Growing from a Position of Strength

Diversified Geographic Mix

2001 Revenues: $10.1 billion


North America 50%
Europe 42%
8% RoW

Strong & Diverse Customer Base

Ford, DaimlerChrysler, BMW, Renault, Peugeot, Toyota, VW, Honda, Hyundai, Fiat, GM

Leading Market Positions

PRODUCT LINE	GLOBAL MARKET POSITION
Anti-lock Braking Systems (N.A.)	#1
Foundation Brakes	#1
Steering	#1
Airbags & Steering Wheels	#2
Seat Belts	#1
Engine Valves	#2
Fasteners & Components	#1

Key Strengths

- Leader in active and passive safety
- Diversified offering of products and systems
- Greater geographical diversification than any other auto supplier
- Balanced customer set – supplier to all major vehicle manufacturers

Strength through technology and diversity

TRW

Robust Outlook in 2003 and Beyond

Systems
Space & Electronics






2002 - 2003

- Double digit sales growth
  - Defense transformation
  - Recent large wins
  - 'Sweet spot' of DoD growth segments
- Earnings growing faster than sales
  - Strong contract performance
  - Maturing commercialization initiatives
  - New programs

Automotive






2002 - 2003

- Sales growth equal or better than industry
  - Electrically powered steering
  - Vehicle stability control
  - Side-impact air bags
- Margins improving
  - Cost controls
  - Restructuring payoffs
  - Operating efficiencies

Well positioned for continued growth beyond 2003

TRW

TRW — A Great Investment Opportunity

- World-class technology leader in multiple markets
- Benefiting from decisive actions taken in 2001
  - A foundation for sustainable growth and operating performance
  - Payoff evident in 2002 – dramatic in 2003 and beyond
- Systems, Space & Electronics – perfectly aligned with Defense and Homeland Security priorities
- Value enhancement plan
  - Creating two powerful, pure-play companies
  - On track to complete by year end
- Exploring strategic alternatives – discussions underway with several potential buyers

Our focus – maximizing shareholder value